Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Exhibit 10.22

SUPPLEMENT NO. 2 dated as of December 20, 2024 (the “Supplement”), to the Security Agreement (the “Security Agreement”), dated as of October 21, 2021, among the Grantors identified therein and BANK OF AMERICA, N.A., as Collateral Agent.

A. Reference is made to the Credit Agreement dated as of October 21, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Medline Intermediate, LP, a Delaware limited partnership (“Holdings”), Medline Borrower, LP, a Delaware limited partnership (and successor by merger to Mozart Debt Merger Sub Inc., the “Borrower”), the other Guarantors party thereto from time to time, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 6.12 of the Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (each, a “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and each New Grantor agree as follows:

SECTION 1. In accordance with Section 6.12 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all of such New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of such New Grantor. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantors. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Each New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the information required by Sections 2.02 of the Security Agreement with respect to Schedule II to the Security Agreement applicable to it, (b) set forth under its signature hereto is the true and correct legal name of such New Grantor, its jurisdiction of formation and the location of its chief executive office and (c) Schedule II attached hereto sets forth, as of the date hereof, (i) all of such New Grantor’s United States Patents constituting Article 9 Collateral, including the name of the registered owner, type, patent or application number and the expiration date (if already issued) of each such Patent owned by such New Grantor, (ii) all of such New Grantor’s United States Trademarks constituting Article 9 Collateral, including the name of the registered owner, the registration or application number and the expiration date (if already registered) of each such Trademark owned by such New Grantor and (iii) all of such New Grantor’s United States Copyrights and exclusive Copyright Licenses of United States registered copyrights granted to a Grantor constituting Article 9 Collateral, including the name of the registered owner, title and, if applicable, the registration number of each such Copyright owned by or registered copyright exclusively licensed to such New Grantor.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. Each New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

[Signature pages follow.]

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

IN WITNESS WHEREOF, each New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

MEDLINE SOLUCIONES MEDICAS HOLDINGS, LLC

By: STELLAR HOLDCO, LLC
Its: Manager

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Director

Jurisdiction of Formation: Illinois Chief Executive Office: 3 Lakes Dr, Northfield, IL, 60093

MSMH NL, LLC

By: STELLAR HOLDCO, LLC
Its: Manager

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Director

Jurisdiction of Formation: Illinois Chief Executive Office: 3 Lakes Dr, Northfield, IL, 60093

MICROTEK DOMINICANA HOLDINGS, LLC

By: STELLAR HOLDCO, LLC
Its: Manager

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Director

Jurisdiction of Formation: Delaware Chief Executive Office: 3 Lakes Dr, Northfield, IL, 60093

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ David J. Smith
Name: David J. Smith
Title: Vice President